Supplement Dated Aug. 6, 2021 to the Prospectus Dated May 1, 2021
Product Name	Prospectus Form #
RiverSource RAVA 5 AdvantageSM Variable Annuity	S- 6720 CH (5/21)
RiverSource RAVA 5 ChoiceSM Variable Annuity	S- 6710 CH (5/21)
The information in this supplement updates and amends certain information contained in your current variable annuity product prospectus. Please retain this supplement with your latest printed prospectus for future reference. Except as modified in this supplement, all other terms and information in the prospectus remain in effect and unchanged.
The following disclosure is added to the “Charges – Optional Living Benefit Charges” section in the prospectus:
SecureSource Core Rider Charge
We deduct an annual charge for this optional feature only if you select it. The current annual rider fees applicable to the contract issued while this prospectus is in effect are shown in the Rate Sheet Prospectus Supplement.
The charge is calculated by multiplying the annual rider fee by the greater of the Benefit Base (after any applicable Annual Credit is added) or the anniversary contract value, unless the contract value is greater than the maximum Benefit Base of $20 million. In that case, the charge will be calculated by multiplying the annual rider fee by the maximum Benefit Base.
We deduct the charge from your contract value on your contract anniversary. Remember, since the charge is taken on a contract anniversary all purchase payments received during the preceding calendar year will increase your charge. This is especially important to consider when you make purchase payments near your contract anniversary because the payment amount increases your contract value and will result in an increased rider anniversary charge. We prorate this charge among variable accounts and subaccounts but not the fixed account in the same proportion as your interest in each bears to your total variable account value.
Once you elect the SecureSource Core rider, you may not cancel it (except as described below), and the charge will continue to be deducted until the contract or rider is terminated or until the contract value reduces to zero. If the contract or rider is terminated for any reason, we will deduct the charge, adjusted for the number of calendar days coverage was in place since we last deducted the charge.
Currently the SecureSource Core rider fee does not vary with the investment option selected; however, we reserve the right to vary the rider fee for each investment option. The SecureSource Core — Single Life rider fee will not exceed a maximum of 2.25%. The SecureSource Core — Joint Life rider fee will not exceed a maximum of 2.25%.
The following describes how your annual rider fee may increase:
1.	We may increase the annual rider fee for all approved investment options at our discretion and on a nondiscriminatory basis up to a maximum fee of 2.25%. Your annual rider fee will increase if we declare an increase to the fee with written notice 30 days in advance except as described below. The new fee will be in effect on the date we declare in the written notice.
(A)	You can decline this increase and therefore all future fee increases if we receive your written request prior to the date of the fee increase, in which case you permanently relinquish:
(i)	all future annual step-ups, and for the Joint Life rider, spousal continuation step-ups,
(ii)	any ability to make additional purchase payments,
(iii)	any future Annual Credits, and the Credit Base will be permanently set to zero, and
(iv)	any increase to the Lifetime Payment Percentage due to changing age bands on subsequent birthdays and rider anniversaries (see “SecureSource Core rider – Lifetime Payment Percentage”).
(B)	You can terminate this rider if your annual rider fee after any increase is more than 0.25 percentage points higher than your fee before the increase and if we receive your written request to terminate the rider prior to the date of the fee increase.
2.	The annual rider fee associated with a specified investment option may change at our discretion. If you are invested in any investment option that has an increase in the associated annual rider fee, your annual rider fee will increase. Currently the SecureSource Core rider fee does not vary with the investment option selected.
If the rider fee changes during a contract year, we will calculate an average annual rider fee, for that contract year only, that reflects the various different fees that were in effect for each investment option that contract year, adjusted for the number of days each fee was in effect and the percentage of contract value allocated to each investment option.

The fee does not apply after the annuitization start date or if the rider is terminated.
THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
S-6720-15 A (08/21)
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